Prepared by and return to:

Connie B. Hyde, Esq.
Gorsuch Kirgis LLP
Tower I, Suite 1000
1515 Arapahoe Street
Denver, CO   80202

                          MORTGAGE, SECURITY AGREEMENT,
                        FINANCING STATEMENT AND ABSOLUTE
                        ASSIGNMENT OF RENTS AND REVENUES
                               (Florida Property)

         THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, AND ABSOLUTE ASSIGNMENT OF RENTS AND REVENUES (this "Mortgage") is given as of the _____ day of ________________, 2000, by the Mortgagor named below to the Mortgagee named below.

                                   ARTICLE 1.
                       PARTIES, PROPERTY, AND DEFINITIONS

        The following terms and references shall have the meanings indicated:

        1.1 Mortgagor: Asset Investors Operating Partnership, L.P., a Delaware limited partnership, whose legal address is 3410 South Galena Street, Suite 210, Denver, Colorado 80231, together with any future owner of the Property or any part thereof or interest therein.

        1.2 Mortgagee: U. S. BANK NATIONAL ASSOCIATION, whose legal address is 918 Seventeenth Street, Fifth Floor, Denver, Colorado 80202, together with any legal holder of the Note.

        1.3 Note: The Promissory Note of even date herewith, executed by Mortgagor, payable to the order of Mortgagee in the principal face amount of $14,300,000.00, the last payment under which is due on August 10, 2002, unless such due date is extended or accelerated, together with all renewals, extensions, and modifications of the Note. All terms and provisions of the Note are incorporated by this reference in this Mortgage.

        1.4 Loan Agreement: The Term Loan Agreement ("Loan Agreement") of even date herewith executed by Mortgagor and the Mortgagee, and all renewals,


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extensions,  and modifications of the Loan Agreement.  All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

        1.5 Fee Parcel: The real property situate in the County of Pinellas County, State of Florida, and more specifically described as Parcels A and B in Exhibit A attached hereto and by this reference incorporated herein.

        1.6 Leased Parcel: The leasehold interest in the real property situate in the County of Pinellas, State of Florida more specifically described as Parcels C and D in Exhibit A attached hereto and by this reference incorporated herein, arising under the following:

               (a) that certain Lease dated as of December 28, 1970, by and between Earl A. Jones and Iva Mae Jones, as lessor, and Daniels and Hardin, Inc., predecessor to Mortgagor, as lessee (the "Westwind I Lease"); and

               (b) that certain Lease dated as of September 13, 1974, by and between Earl A. Jones and Iva Mae Jones, as lessor, and Daniels and Hardin, Inc., predecessor to Mortgagor, as lessee (the "Westwind II Lease").

        The Westwind I Lease and the Westwind II Lease are individually and collectively referred to as the "Master Lease".

        1.7 Real Property: The Fee Parcel and the Leased Parcel and any right or option of Mortgagor now or hereafter acquired to purchase or obtain the fee estate of the Leased Parcel (all of which interests in the Leased Parcel are herein collectively called the "Leasehold Estate"), together with all right, title and interest of Mortgagor in the following with respect to the Real Property, whether now owned or hereafter acquired by Mortgagor:

               (a) All improvements now or hereafter located on such real property (excluding manufactured homes and setups owned by third parties) and all easements and appurtenances thereto;

               (b) The land lying within any street or roadway adjoining the real property; any vacated or hereafter vacated street or alley adjoining the real property; and any strips and gores adjoining the real property;

               (c) All and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the real property,


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

including homestead and any other claim at law or in equity, as well as any after acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof;

               (d) All of the rents, royalties, income (including, without limitation, operating income), receipts, revenues, issues, and profits of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Mortgagor;

               (e) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures, but excluding manufactured homes and setups owned by third parties) now or hereafter located in, upon, or under such real property or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all lighting, utility, and power equipment; engines; pipes; pumps; tanks; motors; conduits; utility systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, signage, heating, air-conditioning; communication apparatus; water heaters; ranges; furnaces; appliances, refrigerators, stoves; shades, awnings, screens, storm doors and windows; attached cabinets; rugs, carpets and draperies and all additions thereto and replacements therefor;

               (f) All other and greater rights and interests of every nature in such property and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Mortgagor.

        1.8 Tangible Personalty: All right, title and interest of the Mortgagor in and to the following with respect to the Real Property: All goods, trade fixtures, fixtures, inventory, furnishings, fittings, machinery, apparatus, equipment, building and other materials, supplies, and other tangible personal property of every nature now owned or hereafter acquired by Mortgagor and used, intended for use, or reasonably required in the development, construction, reconstruction, alteration, repair, or operation of the Property and any improvements or infrastructure located thereon, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof, including, without limitation, to the extent not deemed to be real property under this Mortgage, all apparatus, machinery, motors, elevators, fittings, equipment, and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment and fixtures and appurtenances thereto, all clubhouse and swimming pool equipment, lockers, lifeguard equipment, lawn or deck chairs, towels, swimming pool cleaning and maintenance equipment, recreational and fitness equipment, including but not limited to rowing machines, stationery bikes, nautilus equipment and appurtenances thereto..

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

       1.9 Intangible Personalty: All right, title and interest of the Mortgagor in and to the following with respect to the Real Property:

               (a) All of the rents, royalties, income (including, without limitation, operating income), receipts, revenues, issues, and profits of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Mortgagor and all causes of action associated with the collection of such Income;

               (b) All of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Property;

               (c) All accounts, accounts receivable, deposit accounts, escrow accounts, monies, claims, causes of action, rights to payment, prepaid insurance and other prepaid items, contracts, contract rights, refunds and rebates, maintenance contracts, maintenance warranties, continuing agreements, general intangibles associated with the Property and insurance proceeds;

               (d) All water taps, sewer taps, building permits, curb cut permits, storm water discharge permits, refunds, rebates or deposits due or to become due from any utility companies or governmental entity, agency, authority, board, commission, or governing body authorized by federal, state or local laws or regulations as having jurisdiction over the real property; and

               (e) The absolute right to Mortgagor's interest in any trade name used by Mortgagor in connection with the Property and all of Mortgagor's rights in and to contract rights, leases, concessions, trade names, trademarks, service marks, logos, operating systems, trade secrets, technology and technical information, copyrights, warranties, licenses, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property.

               (f) All plans and specifications for the improvements on the real property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the real property or prepared for the orderly planning and development of the real property, including all plans, drawings and studies concerning the platting or replatting of the real property; all contracts and subcontracts relating to the improvements on the real property, or any thereof;

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

               (g) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of such real property, including without limitation all property insurance payments, proceeds and policies related to such real property.

        1.10 Property: The Real Property, the Tangible Personalty and the Intangible Personalty are sometimes collectively called the "Property." It is specifically understood that the enumeration of any specific articles of the Property, including Tangible Personalty and Intangible Personalty shall in no wise exclude or be held to exclude any items of property not specifically mentioned. All of the Real Property, Tangible Personalty and Intangible Personalty, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Mortgage be deemed to be real estate and conveyed and mortgaged hereby.

               (a) all of Mortgagor's rights and prerogatives arising in connection with or by virtue of Mortgagor's ownership of lots in the real property including, without limitation, the right to vote as a member of any lot owners' association and all rights arising under any declaration described in Exhibit B and under the articles of incorporation and bylaws of such association;

               (b) all other and greater rights and interests of every nature in such property and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Mortgagor.

        1.11 The Secured Obligations: The Property is granted and shall be held for the purpose of securing the following:

               (a) The payment of the indebtedness as evidenced in the Note;

               (b) The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Mortgagor pursuant to the terms of

                    (i) this Mortgage,

                    (ii) the Security Agreement, executed by Mortgagor,

                    (iii) the Environmental Indemnity Agreement executed by Mortgagor in favor of Mortgagee (the "EIA");

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

                    (iv) UCC-1  financing  statements  required  to perfect  the
Mortgagee's security interest in the Tangible Personalty and Intangible Personalty as granted by this Mortgage and the Security Agreement ("Financing Statement"),

                    (v) the Loan Agreement, and

                    (vi) any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, assignments (both present and collateral), side letters, as the same may be amended, modified or supplemented from time to time, being referred to hereinafter as "Related Agreements."

The Note, this Mortgage, Security Agreement, Financing Statement, Environmental Indemnity, Related Agreements, Loan Agreement, and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note shall be hereinafter collectively called the "Loan Documents".

               (c) The payment of all sums expended or advanced by Mortgagee pursuant to the terms hereof.

               (d) Payment and performance of all Future Advances and other obligations that the then record owner of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when such future advance or obligation is evidenced by a
writing   which  recites  that  it  is  secured  by  this   Mortgage.

               (e) All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation:
(i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.

               (f) Any capitalized terms not otherwise defined in Sections 1.5 through 1.7 of this Mortgage and not defined in the Loan Agreement, shall bear the meaning given to them in Article 9 of the UCC.

        1.12 Future Advances. It is agreed that this Mortgage shall also secure such future or additional advances as may be made by the Mortgagee at its option to the Mortgagor, or its successor in title, for any purpose, provided that all those advances are to be made within twenty years from the date of this Mortgage, or within such lesser period of time as may be provided hereafter by


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

law as a prerequisite for the sufficiency of actual notice or record notice of the optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration. The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $30,000,000.00, plus interest, and any disbursements made for the payment of taxes, levies or insurance on the Premises with interest on those disbursements. If, pursuant to Florida Statutes Section 697.04, Mortgagor files a notice specifying the dollar limit beyond which future advances made pursuant to this Mortgage will not be secured by this Mortgage, then Mortgagor shall, within one day of filing such notice, notify Mortgagee by certified mail pursuant to Section 9.7 of this Mortgage. In addition, such a filing shall constitute a default hereunder.

        1.13 Address: The address of the Property (if known) is:

               (a) 10611 66th Street, Pinellas park, Florida as to Parcel A;

               (b) 10441 Gandy Boulevard north, St. Petersburg, Florida as to Parcel B,

               (c) 3301 Alternate U.S. Highway 19, Dunedin, Florida as to Parcels C and D.

However, neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Mortgage on the Property as described in Exhibit A.

        1.14 Obligations. The term "obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any), late charges and loan fees at any time accruing or assessed on any of the Secured Obligations.

        1.15 Incorporation. All terms of the Secured Obligations and the documents evidencing such obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice, if provided therein, that the rate of interest on one or more Secured Obligations may vary from time to time.

                                   ARTICLE 2.
                                 GRANTING CLAUSE

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

        2.1 Grant to Mortgagee. As security for the Secured Obligations, Mortgagor hereby grants, bargains, sells, conveys, warrants, assigns, transfers, mortgages and pledges the Fee Parcel and all right, title and interest of Mortgagor therein, and the Leased Parcel and all right, title and interest of Mortgagor therein, including without limitation the option to purchase the Leased Parcel or further or greater estate in the Leased Parcel, now existing or hereafter acquired by Mortgagor, and subject to all provisions hereof, TO HAVE AND TO HOLD the Property forever; PROVIDED ALWAYS, that if Mortgagor (A) shall pay or cause to be paid to Mortgagee all of the obligations arising out of, and according to the tenor and effect of, the Note and the Loan Agreement; (B) shall fully perform or cause to be fully performed all covenants and agreements set forth in the Note and Loan Documents; and (C) shall in the meantime keep and perform the covenants and agreements herein contained, then these presents shall have no further force and effect.

        2.2 Security Interest to Mortgagee. As additional security for the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in the Tangible Personalty and in the Intangible Personalty and in such of the Real Property as may be deemed personalty (collectively, the "Collateral"). To the extent any of the Collateral may be or has been acquired with funds advanced by Mortgagee under the Loan Documents, this security interest is a purchase money security interest. This Mortgage constitutes a Security Agreement under the Uniform Commercial Code of Florida (the "UCC") with respect to any part of the Property and Collateral that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate; all of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Mortgage but shall be in addition thereto:

               (a) The Collateral shall be used by Mortgagor solely for business purposes, being installed upon or owned in connection with the real estate comprising part of the Property for Mortgagor's own use or as the equipment and furnishings furnished by Mortgagor, as owner, to occupants and tenants of the Property;

               (b) The Tangible Personalty shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom without the consent of Mortgagee and the Tangible Personalty may be affixed to such real estate but shall not be affixed to any other real estate;

               (c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and Mortgagor will, at its


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

cost and expense, upon demand, furnish to Mortgagee such further information and will execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee and will do all such acts and things as Mortgagee may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Mortgagor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable;

               (d) The terms and  provisions  contained  in this  section and in
Section 6.12 (Enforcement of Security Interests) of this Mortgage shall, unless the context otherwise requires, have the meanings and be construed as provided in the UCC; and

               (e) This Mortgage constitutes a security agreement and financing statement under the UCC with respect to the Collateral. As such, this Mortgage covers all items of the Collateral that are personal property including all items which are to become fixtures. Mortgagor is the "Debtor" and Mortgagee is the "Secured Party" (as those terms are defined and used in the UCC) insofar as this Mortgage constitutes a financing statement.

               (f) Upon its recording in the real property records, this Mortgage shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Mortgage and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

                                   ARTICLE 3.
                         MORTGAGOR'S TITLE AND AUTHORITY

        3.1 Warranty of Title. Mortgagor represents and warrants to Mortgagee that Mortgagor has good and marketable title to the Fee Parcel in fee simple absolute and good and marketable Leasehold Estate in the Leased Parcel, subject only to the lien of general taxes for the current year, payable the following year, and those additional matters, if any, set forth in Exhibit B, attached hereto and by this reference incorporated herein ("Permitted Exceptions"). Mortgagor further represents and warrants to Mortgagee that Mortgagor is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year, payable the following year. Mortgagor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the property and property interest granted and conveyed in trust pursuant to this Mortgage, against every person whomsoever lawfully claiming, or to claim, the same or any


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

part thereof, subject to the Permitted Exceptions. The warranties contained in this section shall survive foreclosure of this Mortgage, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property or the Collateral pursuant to any such foreclosure.

        3.2 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Mortgagor hereby waives all rights to any homestead or other exemption to which Mortgagor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

        3.3 Due Authorization. If Mortgagor is other than a natural person, then each individual who executes this document on behalf of Mortgagor represents and warrants to Mortgagee that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Mortgagor.

                                   ARTICLE 4.
                        MORTGAGOR'S AFFIRMATIVE COVENANTS

        4.1 Payment of Note. Mortgagor will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Mortgage or the Loan Documents, on the date when such payments are due, without notice or demand.

        4.2  Performance  of Other  Obligations.  Mortgagor  will  promptly  and
strictly  perform  and  comply  with  all  other  covenants,   conditions,   and
prohibitions required of Mortgagor by the terms of the Loan Documents.

        4.3 Other Encumbrances. Mortgagor will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Mortgagor in connection with any other encumbrance affecting the Property or the Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof. This paragraph does not authorize any lien or encumbrance against the Property or the Collateral except as permitted by Section 3.1 or with the prior written consent of the Mortgagee as provided in this Mortgage.

        4.4 Payment of Taxes.

               (a) Property Taxes. Mortgagor will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively,


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

the "Impositions"), which may be levied or imposed at any time against Mortgagor's interest and estate in the Property or the Collateral. Within ten
(10) days after request by Mortgagee, Mortgagor will deliver to Mortgagee an official receipt for such payment or other evidence that such payment has been made.

               (b) Deposit for Taxes. If required by the Mortgagee, concurrently with the delivery of this Mortgage, Mortgagor has deposited with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payment of Impositions, multiplied by the number of whole and partial months which have elapsed since March 31 of the current year. With each monthly payment under the Note, Mortgagor will deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next required installment or payment of Impositions. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such Imposition charges 30 days before the date on which they become past due. Provided no default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such Imposition when due, but in no event will Mortgagee be liable for any interest on any amount so deposited, and the money so received may be held and commingled with Mortgagee's own funds. If the funds so deposited are insufficient to the Impositions for any year when the same shall become due and payable, the Mortgagor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as may be necessary to pay such Impositions in full.

               (c) Intangible Taxes. It is contemplated that the Mortgagor will pay documentary stamp taxes and intangible tax applicable to the full face amount of the Note and this Mortgage. If any additional stamp or excise tax shall become applicable with respect to this Mortgage, the Note, any loan or credit extended hereunder, or any security agreement, guaranty, the loan agreement or other documents, the Mortgagor shall promptly pay such tax in full (including interest and penalties, if any) and shall hold the Mortgagee harmless with respect thereto. The Mortgagor's liability under this Section 4.4(c) will survive the repayment of indebtedness under the Note. Additionally, in the event Mortgagor is unable to pay such taxes, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Mortgagor from doing so, then the Note will, at Mortgagee's option, become due and payable in full upon thirty (30) days' prior written notice to Mortgagor.

               (d) Right to Contest. Notwithstanding any other provision of this section, Mortgagor will not be deemed to be in default solely by reason of Mortgagor's failure to pay any Impositions so long as, in Mortgagee's judgment, each of the following conditions is satisfied:

                    (i) Mortgagor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and

                    (ii) Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Mortgagee therein.

If Mortgagee determines that any one or more of such conditions is not satisfied or is no longer satisfied, Mortgagor will pay the Impositions in question, together with any interest and penalties thereon, within ten days after Mortgagee gives notice of such determination.

        4.5 Covenants Regarding Master Lease.

               (a) Mortgagor covenants and agrees that it will at all times perform and comply with all agreements, covenants, terms and conditions imposed upon Mortgagor under the Master Lease. If Mortgagor shall fail to do so, the Mortgagee may (but shall not be obligated to) take any action the Mortgagee deems necessary or desirable to prevent or to cure any default by Mortgagor in the performance or compliance with any covenants or obligations under the Master Lease. Within ten (10) days after demand by Mortgagee, Mortgagor shall deliver to Mortgagee a certification executed by the Authorized Officer of Mortgagor, to the effect that all rent and other charges under the Master Lease have been paid and that no default exists thereunder, or, if default exists, specifying the default and satisfactory cure. Mortgagor shall promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by Mortgagor under the Master Lease within the stated opportunity to cure periods provided in the Master Lease or such lesser opportunity to cure periods as are provided in the default provisions of this Mortgage or the Loan Agreement and shall do all things necessary to preserve and keep unimpaired Mortgagor's rights under the Master Lease.

               (b) Upon receipt by Mortgagee of any written notice of default by Mortgagor with respect to the Master Lease, Mortgagee may rely thereon and, regardless of whether the existence of such default or the nature thereof be questioned or denied by the Mortgagor, or by any party, and without limiting the generality of any other provision of this Mortgage and without releasing Mortgagor from any of its obligations under this Mortgage, Mortgagee shall have the right, but not the obligation, and without notice to or demand upon Mortgagor, to take any action that Mortgagee deems necessary or desirable to prevent or to cure any such default by Mortgagor. Mortgagor expressly grants to Mortgagee, and agrees that Mortgagee shall have, the absolute and immediate right to enter in and upon the Property or any part thereof, to such extent and as often as Mortgagee in its sole discretion deems necessary or desirable, in order to prevent or to cure any default by Mortgagor under the Master Lease. Mortgagee shall have the right to pay and expend such sums of money as Mortgagee in its sole discretion deems necessary or desirable for any such purpose
(including, without limitation, the right to employ counsel and pay its reasonable fees and expenses). If Mortgagee shall make any payment or take any action in accordance with this paragraph, Mortgagor hereby agrees to pay to the Mortgagee, within ten (10) days after written notice of such expenditure, all sums so paid and expended by the Mortgagee, together with interest at the Default Rate. All sums so paid and expended by the Mortgagee, and the interest thereon, shall be added to and be secured by this Mortgage. To the extent that Mortgagee makes good or cures any such default, the Mortgagee shall be thereby subrogated to all rights of the applicable party under the terms and provisions of the Master Lease.

               (c) It is further agreed that Mortgagee may, at its option, perform the covenants and provisions of said Master Lease for and on behalf of the Mortgagor and at the expense of Mortgagor. Such performance on behalf of Mortgagor may be made either before or after the occurrence of an event of default under the Master Lease but only after the occurrence of an Event of Default under the Loan Documents at the option of the Mortgagee. Any amount so advanced for this purpose shall become a part of the debt secured hereby, and shall be payable on demand, and any amounts so advanced following the occurrence of an event of default under either the Master Lease or the Loan Documents shall bear interest at the Default Rate until paid.

               (d) Mortgagor shall not, without the prior written consent of Mortgagee, transfer, assign, hypothecate or encumber the Master Lease or Mortgagor's Leasehold Estate or any interest therein (other than in connection with Leases approved by the Mortgagee), consent to any agreement which releases Mortgagor from any of its obligations under the Master Lease, exercise any option to purchase the Leased Property under the Master Lease, or surrender, terminate, or cancel the Master Lease, or renew, extend, modify, change, supplement, alter or amend the Master Lease or subordinate Mortgagor's Leasehold Estate or any interest therein to any mortgage against the fee interest of the lessor under the Master Lease, either orally or in writing. As further security for the payment and performance of the indebtedness and obligations secured hereby and for the performance of the covenants of Mortgagor in this Section, Mortgagor hereby assigns to Mortgagee all of Mortgagor's rights, privileges and prerogatives, as the lessee under the Master Lease, to renew, extend, surrender, terminate, cancel, modify, change, supplement, alter, amend, or subordinate the Master Lease, or to transfer, assign, hypothecate or encumber the Master Lease or Mortgagor's Leasehold Estate or any interest therein (other than in connection with the Leases approved by the Mortgagee). Any renewal, extension, surrender, termination, cancellation, modification, change, supplement, alteration, amendment or subordination of the Master Lease, without the prior written consent thereto by Mortgagee, shall be absolutely void and of no force and effect whatsoever. So long as there is no breach or default under any of the covenants and agreements herein contained to be performed by Mortgagor or in the performance or observance by Mortgagor of any of the agreements, covenants or conditions of the Master Lease, Mortgagee shall have no right to renew, extend, surrender, terminate, cancel, modify, change, supplement, alter, amend, or subordinate the Master Lease or to transfer, assign, hypothecate or encumber the Master Lease or Mortgagor's Leasehold Estate or any interest therein (other than in connection with Leases approved by the Mortgagee). No release or forbearance of any of Mortgagor's obligations under the Master Lease, whether pursuant to the terms of the Master Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including, without limitation, Mortgagor's obligations with respect to the payment of all rent in accordance with the Master Lease and the performance or observance of all of the agreements, covenants and conditions in the Master Lease to be performed and observed by the lessee thereunder.

               (e) Mortgagor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest, in the land covered by the Master Lease, this Mortgage shall attach to and cover and be a first lien upon such other estate so acquired, and such other estate so acquired by Mortgagor shall be considered as mortgaged, assigned or conveyed to the Mortgagee and the lien hereof shall be deemed to cover such estate with the same force and effect as those specifically herein mortgaged, assigned or conveyed.

               (f) Mortgagor shall exercise its rights under the Master Lease to acquire fee simple title to the Leasehold Property either by performance or by payment of money as provided therein.

Mortgagor shall promptly notify Mortgagee in writing of any default by Mortgagor under the Master Lease or of the receipt by Mortgagor of any notice (other than notices customarily sent on a regular periodic basis) from the lessor under the Master Lease including without limitation any notice claiming any default by Mortgagor in the performance or observance of any of the terms, covenants, or conditions to be performed or observed by Mortgagor under the Master Lease; promptly notify Mortgagee in writing of the receipt by Mortgagor of any notice from the lessor under the Master Lease of termination of the Master Lease pursuant to the provisions of the Master Lease; and promptly (within one (1) business day after receipt) cause a copy of each such notice received by Mortgagor to be delivered to Mortgagee.

        4.6 Maintenance of Insurance. Mortgagor shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

               (a) Deposit for Premiums. If required by Mortgagee, concurrently with the delivery of this Mortgage, Mortgagor has deposited with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payments of the premium for the policies of insurance referred to in this section, multiplied by the number of whole and partial months which have elapsed since the most recent policy anniversary date for each such policy ("Insurance Premium"). With each monthly payment under the Note, Mortgagor will deposit an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next required annual premium for each insurance policy referred to in this section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such Insurance Premiums thirty (30) days before the date on which they become past due. Mortgagor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as are necessary to make up any deficiencies in amounts necessary to pay such Insurance Premiums when due. Provided no default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such Insurance Premiums when due, but in no event will Mortgagee be liable for any interest on any amount so deposited, and the money so received may be held and commingled with Mortgagee's own funds.

               (b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Loan Agreement, Mortgagor will deliver to Mortgagee a copy of an appropriate renewal policy certified by Mortgagor as complete and accurate, together with evidence satisfactory to Mortgagee that the applicable premium has been prepaid.

               (c) Successor's Rights. Any person who acquires title to the Property or the Collateral upon foreclosure hereunder will succeed to all of Mortgagor's rights under all policies of insurance maintained pursuant to this section, including, without limitation, all rights to all claims under all such insurance policies regardless of the nature of such claim or when such claim arose.

        4.7 Damages; Insurance and Condemnation Proceeds.

               (a) The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Mortgagor to Mortgagee and, at the request of Mortgagee, shall be paid directly to Mortgagee: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Property; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Property; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 4.8 Mortgagee may at its discretion apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any claim and may apply the balance to the Secured Obligations in any order, and/or Mortgagee may release all or any part of the proceeds to Mortgagor upon any conditions Mortgagee may impose. Mortgagee may commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Mortgagee; provided, however, in no event shall Mortgagee be responsible for any failure to collect any claim or award, unless such failure is due to the gross negligence of Mortgagee.

               (b) So long as no Default exists and is continuing, Mortgagee may permit insurance or condemnation proceeds held by Mortgagee to be used for repair or restoration but may condition such application upon reasonable conditions, including, without limitation: (i) the deposit with Mortgagee of such additional funds which Mortgagee determines are needed to pay all costs of the repair or restoration, (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (ii) the establishment of an arrangement for lien releases and disbursement of funds acceptable to Mortgagee; (iii) the delivery to Mortgagee of plans and specifications for the work, a contract for the work signed by a contractor acceptable to Mortgagee, a cost breakdown for the work and a payment and performance bond for the work, all of which shall be acceptable to Mortgagee; and (iv) the delivery to Mortgagee of evidence acceptable to Mortgagee (aa) that after completion of the work, and sufficient time has elapsed to re-lease the Property (but in no event longer than six months after completion of the work), the income from the Property will be sufficient to pay all expenses and debt service for the Property; (bb) of the continuation of Leases acceptable to and required by Mortgagee; (cc) that upon completion of the work, the size, capacity and total value of the Property will be at least as great as it was before the damage or condemnation occurred; (dd) that there has been no material adverse change in the financial condition or credit of Mortgagor since the date of this Mortgage; and (ee) of the satisfaction of any additional conditions that Mortgagee may reasonably establish to protect its security. Mortgagor hereby acknowledges that the conditions described above are reasonable, and, if such conditions have not been satisfied or progress satisfactory to the Mortgagee made by Mortgagor in achieving satisfaction of the conditions within ninety (90) days of receipt by Mortgagee of such insurance or condemnation proceeds, then Mortgagee may apply such insurance or condemnation proceeds to pay down principal of the Secured Obligations in such order and amounts as Mortgagee in its sole discretion may choose.

        4.8 Maintenance and Repair of Property and Collateral. Mortgagor will at all times maintain the Property and the Collateral in good condition and repair, and will diligently prosecute the completion of any infrastructure, building or other improvement which is at any time in the process of construction on the Property in substantial compliance with all building codes and other governmental requirements and in accordance with the Loan Agreement. Mortgagor shall constantly maintain and shall not diminish in any respect nor materially alter the Property during the term of this Mortgage, except as required by law or municipal ordinance, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed. Mortgagor will promptly repair, restore, replace, or rebuild any part of the Property or the Collateral which may be affected by any casualty or any public or private taking or injury to the Property or the Collateral. Any repair, restoration, replacement, or rebuilding shall be consistent with all applicable laws and regulations. All costs and expenses arising out of the foregoing shall be paid by Mortgagor whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Mortgagor will substantially comply in all material respects with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property and the Collateral, including but not limited to any environmental or ecological requirements, legislation or regulations with respect to the Americans With Disabilities Act; provided, that so long as Mortgagor is not otherwise in default hereunder, Mortgagor may, upon providing Mortgagee with security reasonably satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, or requirement. Mortgagee and any person authorized by Mortgagee may enter and inspect the Property at all reasonable times, and may inspect the Collateral, wherever located, at all reasonable times, upon no less than twenty-four (24) hours prior written notice (except in the event of an emergency).

        4.9 Performance of Lease Obligations. Mortgagor will use commercially reasonable efforts to keep the Property fully leased at rental rates prevailing in the market and to perform, in all material respects, all of Mortgagor's obligations under or in connection with each present and future lease of all or any part of the Property ("Leases").

        4.10 Liens, Encumbrances and Charges. Mortgagor shall immediately discharge any lien not approved by Mortgagee in writing that has or may attain priority over this Mortgage. Subject to the provisions of the Loan Agreement regarding mechanics' liens, Mortgagor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Property or any interest therein, whether senior or subordinate hereto.

        4.11 Management. The Mortgagor will provide and maintain good and efficient management of the Property satisfactory to Mortgagee. Mortgagor shall obtain Mortgagee's advance written approval of any management provided, and of any contract therefor or assignment thereof, which written approval shall not be unreasonably withheld, conditioned or delayed.

        4.12 Condemnation. Mortgagor hereby assigns, transfers and sets over unto Mortgagee the entire proceeds of any award or any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect, in its discretion, to apply the proceeds of the award upon or in reduction of the Secured Obligations, whether due or not.

        4.13 Mechanic's Liens. Mortgagor will keep the Property free and clear of all stop notices, liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons in the manner provided in the Loan Agreement.

        4.14 Defense of Actions. At Mortgagor's sole expense, Mortgagor shall protect, preserve and defend the Property and title to and right of possession of the Property, the security hereof and the rights and powers of Mortgagee hereunder against all adverse claims. Mortgagor shall give Mortgagee prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to the Property and of any condemnation offer or action.

        4.15 Inventories; Assembly of Tangible Personalty. Mortgagor will, from time to time at the request of Mortgagee, supply Mortgagee with a current inventory of the Tangible Personalty, in such detail as Mortgagee may require. Upon the occurrence of any Event of Default hereunder, Mortgagor will, at Mortgagee's request assemble the Tangible Personalty and make the Tangible Personalty available to Mortgagee at any place designated by Mortgagee which is reasonably convenient to both parties.

        4.16 Further Assurances; Estoppel Certificates. Mortgagor will execute and deliver to Mortgagee upon demand, and pay the costs of preparation and recording thereof, any further documents which Mortgagee may reasonably request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Mortgagor will also, within ten (10) days after any request by Mortgagee, deliver to Mortgagee a signed and acknowledged statement certifying to Mortgagee, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Mortgagor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

        4.17 Parking Requirements. Mortgagor shall maintain at all times sufficient parking spaces to comply with the parking requirements of all Leases, zoning and other regulations affecting the Property.

        4.18 Financial Statements and Inspection of Records. Mortgagor, at Mortgagor's expense, shall furnish to Mortgagee the financial and other reports required by the Loan Agreement.

        4.19 Security Deposits. Upon the occurrence of an Event of Default and during its continuance, required by the Mortgagee, Mortgagor shall keep and maintain in a separate Mortgagee account with Mortgagee, any security deposits or advance payments received from tenants in lieu of security deposits. Upon the Mortgagee's request, the Mortgagee shall be named on the Mortgagee account and no funds shall be withdrawn therefrom without the prior written consent of the Mortgagee.

        4.20 Environmental Representations and Warranties. Mortgagor has executed for the benefit of the Mortgagee that certain Environmental Indemnity Agreement of even date herewith ("EIA"), the provisions of which are included herein by reference. Mortgagor shall comply with the terms and provisions of the EIA.

                                   ARTICLE 5.
                         MORTGAGOR'S NEGATIVE COVENANTS

        5.1 Waste. Mortgagor will not commit or permit any waste with respect to the Property or the Collateral.

        5.2 Zoning and Private Covenants. Except as specifically provided in the Loan Agreement, if at all, Mortgagor will not initiate, join in, or consent to any change in any development order or development of regional impact, land use plan designation, zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the express written consent of Mortgagee. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Mortgagor will not cause such use to be discontinued or abandoned without the express written consent of Mortgagee.

        5.3 Due On Sale Or Encumbrance. Except as provided in the Loan Agreement, if the Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Mortgagor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Mortgagee, then Mortgagee, in its sole discretion, may declare all Secured Obligations immediately due and payable.

        5.4 Transfer or Removal of Tangible Personalty. Mortgagor will not sell, transfer or remove from the Property all or any material part of the Tangible Personalty, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

        5.5 Further Encumbrance of Collateral. Mortgagor will not make any purchase or conditional sale, lease or agreement under which title is reserved in the vendor of any Collateral to be placed in or upon any of the buildings or improvements on the said Property; nor create or permit any junior lien, security interest or other encumbrance against the Collateral without the prior written consent of Mortgagee.

        5.6 Change of Name. Mortgagor will not change the name under which Mortgagor does business, or adopt or begin doing business under any other name or assumed or trade name, without first notifying Mortgagee of Mortgagor's intention to do so and delivering to Mortgagee such executed modifications or supplements of this Mortgage (and to any financing statement which may be filed in connection herewith) as Mortgagee may require, except as specifically permitted in the Loan Agreement.

        5.7 Improper Use of Property or Collateral. Mortgagor will not use the Property or the Collateral for any purpose or in any manner, or take any action with respect to the Property which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

        5.8 Right Of Inspection. Mortgagee, its agents and employees, may enter the Property at any reasonable time for the purpose of inspecting the Property and ascertaining Mortgagor's compliance with the terms hereof.

                                   ARTICLE 6.
                               DEFAULT PROVISIONS

        Each of the following events will constitute a default (an "Event of Default") under this Mortgage and under each of the other Loan Documents:

        6.1 Failure to Pay. Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to (a) any grace period which may be applicable under such document and (b) any notice which may be required under such document).

        6.2 Loan Agreement. The occurrence of an Event of Default under the Loan Agreement.

        6.3 Cross Default. A default under that certain Line of Credit Agreement dated as of April 7, 2000, made by Mortgagor, Mortgagee and various entities related to Mortgagor and such default is not cured within the applicable cure periods, if any.

        6.4 Voluntary Bankruptcy. Mortgagor, or Mortgagor's general partner shall file a voluntary petition in bankruptcy or shall be adjudicated a bankruptcy or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Mortgagor or Mortgagor's general partner, or of all or any part of the Property, or of any or all of the royalties, revenues, rents, issues, or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

        6.5 Involuntary Bankruptcy. A court of competent jurisdiction shall enter an order, judgment, or decree approving a petition filed against Mortgagor, Mortgagor's general partner seeking any reorganization, dissolution, or similar relief under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors, and such order, judgment, or decree shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver, or liquidator of Mortgagor, Mortgagor's general partner or of all or any part of the Property, or of any or all of the royalties, revenues, rents, issues, or profits thereof, shall be appointed without the consent or acquiescence of Mortgagor, Mortgagor's general partner, and such appointment shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive).

        6.6 Judgment. A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Property or a material part of the Collateral, or any judgment involving monetary damages shall be entered against Mortgagor Mortgagor's general partner, which shall become a lien on the Property or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within 60 days after its entry or levy.

        6.7 Superior Lien Against the Property. The assertion of any claim of priority over this Mortgage, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Mortgagee commenced (and thereafter diligently prosecuted) and Mortgagee is secured against any loss or damage therefrom, within 30 days of the assertion of such claim.

        6.8 Abandonment. The actual or constructive abandonment of all or a substantial portion of the Property or the Collateral (such abandonment constituting an assignment to Mortgagee, at Mortgagee's option, of Mortgagor's interest in any lease or contract now or hereafter affecting the abandoned property).

        6.9 Valid First Lien. The failure of Mortgagee to have a valid first lien against the entire Property and Collateral as to all advances made now or at any time in the future pursuant to the Note, this Mortgage, or any other Loan Documents.

        6.10 Breach of Covenant. Mortgagor's failure to keep, observe, perform, carry out, and execute in every particular the covenants, agreements, obligations, and conditions (other than those set out in Sections 6.1 through 6.9, above) set out in this Mortgage, the Note, the Loan Agreement, and any other Loan Document executed by Mortgagor in connection with or as security for the Note, unless such failure is cured to Mortgagee's satisfaction following written notice by Mortgagee to Mortgagor of such failure. Such notice shall be titled "Notice of Default" and shall specify the default and, if curable, the time for cure of such default set forth in the Loan Documents, and if no time for cure is specified in the Loan Documents, the time for cure shall be 30 days; provided, however, an Event of Default shall not be deemed to have occurred if the Default is not curable within the applicable cure period so long as the Mortgagor promptly gives written notice to the Mortgagee describing the Mortgagor's plan of cure and schedule to cure and commences such cure within thirty (30) days of notice of Default, and diligently pursues the cure to completion within ninety (90) days of the notice of Default. The Notice of Default may be sent simultaneously with or in lieu of any other default notice necessary to initiate a grace or cure period under this Mortgage or any other Loan Document.

        6.11 Rights and Remedies. At any time after an Event of Default, Mortgagee shall each have all the following rights and remedies:

               (a) With or without notice, to declare all Secured Obligations immediately due and payable;

               (b) With or without notice, and without releasing Mortgagor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Default of Mortgagor and, in connection therewith, to enter upon the Property and do such acts and things as Mortgagee deems necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Mortgagee under this Mortgage; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of either Mortgagee, is or may be senior in priority to this Mortgage, the judgment of Mortgagee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under this Mortgage; or
(v) to employ counsel, accountants, contractors and other appropriate persons.

               (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Mortgagor hereunder, and Mortgagor agrees that such covenants shall be specifically enforceable;

               (d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Property as a matter of strict right and without regard to the adequacy of the security for the repayment of the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default, and Mortgagor hereby consents to such appointment;

               (e) To enter upon, possess, manage and operate the Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Mortgagor or the then owner of the Property, to make, terminate, enforce or modify Leases of the Property upon such terms and conditions as Mortgagee deems proper, to make repairs, alterations and improvements to the Property as necessary, in Mortgagee's sole judgment, to protect or enhance the security hereof;

               (f) To execute a written notice of such Event of Default and of its election to cause the Property to be sold to satisfy the Secured Obligations. As a condition precedent to any such sale, Mortgagee shall give and record such notice as the law then requires and shall comply with the laws of the State of Florida regarding foreclosure of the liens and security interest created under this Mortgage and the Loan Documents. To the extent and in the manner provided by law, Mortgagee shall be entitled to cause the Property to be sold at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Mortgagee in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Mortgagor nor any other person or entity other than Mortgagee shall have the right to direct the order in which the Property is sold. Subject to requirements and limits imposed by law, Mortgagee may from time to time postpone or cause the postponement of the sale of all or any portion of the Property by public announcement at such time and place of sale. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Mortgagor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Mortgagor or Mortgagee, may purchase at the sale. Nothing contained in this Mortgage shall be construed to limit or enlarge the rights of Mortgagee to cause the foreclosure of this Mortgage under the laws of the State of Florida;

               (g) To resort to and realize upon the security hereunder and any other security now or later held by Mortgagee concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Secured Obligations all in such order and manner as Mortgagee determines in its sole discretion.

               (h) Upon sale of the Property at any judicial or non-judicial foreclosure, Mortgagee may credit bid (as determined by Mortgagee in its sole and absolute discretion) all or any portion of the Secured Obligations. In determining such credit bid, Mortgagee may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Property as such appraisals may be discounted or adjusted by Mortgagee in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Mortgagee with respect to the Property prior to foreclosure; (iii) expenses and costs which Mortgagee anticipates will be incurred with respect to the Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Property prior to resale, costs of resale (e.g. commissions, attorneys' fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Mortgagee; (iv) declining trends in real property values generally and with respect to properties similar to the Property; (v) anticipated discounts upon resale of the Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and (vii) such other factors or matters that Mortgagee (in its sole and absolute discretion) deems appropriate. In regard to the above, Mortgagor acknowledges and agrees that: (w) Mortgagee is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Mortgagee any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Mortgagee's credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Mortgagor and Mortgagee; and (z) Mortgagee's credit bid may be (at Mortgagee's sole and absolute discretion) higher or lower than any appraised value of the Property.

        6.12 Enforcement of Security Interests. Mortgagee may exercise all rights of a secured party under the Uniform Commercial Code with respect to the Collateral, including but not limited to taking possession of, holding, and selling the Collateral and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Mortgagee's giving of such notice to Mortgagor at least 15 days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. If permitted by statute or court decision, the Collateral may be sold by the Mortgagee as part of the foreclosure sale of the Property.

        6.13 Application of Foreclosure Sale Proceeds. After deducting all reasonable costs, fees and expenses of any receiver, and of this trust, including, without limitation, cost of evidence of title and attorneys' fees in connection with sale and costs and expenses of sale and of any judicial proceeding wherein such sale may be made, Mortgagee shall apply all proceeds of any foreclosure sale: (a) to payment of all sums expended by Mortgagee under the terms hereof and not then repaid, with accrued interest at the rate of interest specified in the Note to be applicable on or after maturity or acceleration of the Note; (b) to payment of all other Secured Obligations; and (c) the remainder, if any, to the person or persons legally entitled thereto.

        6.14 Foreclosure Laws. Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Mortgagee or any officer conducting the foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Florida law, and any such inconsistency shall be resolved in favor of Florida law applicable at the time of foreclosure.

        6.15  Application  of Other Sums.  All sums received by Mortgagee  under
Section 6.11 or Section 6.12, less all reasonable costs and expenses incurred by Mortgagee or any receiver under Section 6.13 or Section 7.2, including, without limitation, attorneys' fees, shall be applied in payment of the Secured Obligations in such order as Mortgagee shall determine in its sole discretion; provided, however, Mortgagee shall have no liability for funds not actually received by Mortgagee.

        6.16 No Cure or Waiver. Neither Mortgagee's nor any receiver's entry upon and taking possession of all or any part of the Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Mortgagee or any receiver shall cure or waive any breach, Default or notice of default under this Mortgage, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and Mortgagor has cured all other defaults), or impair the status of the security, or prejudice Mortgagee in the exercise of any right or remedy, or be construed as an affirmation by Mortgagee of any tenancy, lease or option or a subordination of the lien of this Mortgage.

        6.17 Payment of Costs, Expenses and Attorneys' Fees. Mortgagor agrees to pay to Mortgagee upon thirty (30) days' written notice from Mortgagee, all reasonable costs and expenses incurred by Mortgagee pursuant to Section 6.2, including, without limitation the costs of any appraisals, engineering or environmental testing and evaluations of the Property obtained by Mortgagee, all costs of any receivership for the Property advanced by Mortgagee, and all attorneys', legal assistants' and consultants' fees, expert's evidence, stenographer's charges, publication costs, (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) costs of procuring all such abstracts of title, title searches, title insurance policies, and similar data with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of title to or value of the Property, incurred by Mortgagee, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Mortgagor to Mortgagee at any foreclosure sale, with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Note as specified therein.

        6.18 Power to File Notices and Cure Defaults. Upon the occurrence of an Event of Default, Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Income in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Collateral, and
(d) upon the occurrence of an event, act or omission which, with notice or passage of time or both, would constitute a Default, Mortgagee may perform any obligation of Mortgagor hereunder; provided, however, that: (i) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (ii) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to act under this Section.

                                   ARTICLE 7.
                                    RECEIVER

        7.1 Appointment of Receiver. To the extent permitted by law, upon the occurrence of a Default, Mortgagee shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property, the Leases, and the Income upon ex parte application to any court of competent jurisdiction. Mortgagor waives any right to any hearing or notice of hearing prior to the appointment of a receiver.

        7.2 Right to Make Repairs, Improvements. Should any part of the Property come into the possession of Mortgagee or a receiver, whether before or after an Event of Default, Mortgagee or the receiver and receiver's agents shall be empowered:

               (a) To take possession of the Property, Leases, Income and any business conducted by Mortgagor or any other person thereon and any business assets used in connection therewith and any Property in which Mortgagee has a security interest granted by Mortgagor and, if the receiver deems it appropriate, to operate the same;

               (b) To exclude Mortgagor and Mortgagor's agents, servants, and employees from the Property;

               (c) With or without taking possession of the Property, to collect the Income, including those past due and unpaid and security deposits;

               (d) To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Mortgagee shall, and to pay any leasing or rental commissions associated therewith in its discretion, determine;

               (e) To continue the development, marketing and sale of the Property or any portion thereof;

               (f) To complete any construction or development which may be in progress;

               (g) To do such maintenance and make such repairs and alterations as the receiver deems necessary;

               (h) To use all stores of materials, supplies and maintenance equipment on the Property and to replace and replenish such items at the expense of the receivership estate;

               (i) To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

               (j) To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

               (k) To borrow from the Mortgagee such funds as may be reasonably necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and the Mortgagee; and

               (l) Generally do anything which Mortgagor could legally do if Mortgagor were in possession of the Property.

All expenses incurred by the receiver or the receiver's agent shall constitute part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership (including attorneys' fees incurred by the receiver and by Mortgagee), to expenses of the Property, and to preserve, protect, maintain and operate the Property and any other collateral which is security for the Secured Obligations, and the balance shall be applied toward the Secured Obligations or any deficiency which may result from any foreclosure sale, and then in such other manner as the court may direct. Unless sooner terminated with the express consent of the Mortgagee, any such receivership will continue until all amounts remaining due under the Note have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired, and in either case, the court has discharged the receiver. Mortgagor covenants to promptly reimburse and pay to Mortgagee or such receiver, at the place where the
Note is payable, or at such other place as may be designated in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Mortgagee or such receiver in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Mortgagee or such receiver at the then applicable interest rate, as set forth in the Note, and all such expenses, costs, taxes, interest, and other charges shall be part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Mortgagor and, except for Mortgagee's or such receiver's willful misconduct or gross negligence, Mortgagee or such receiver shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured, or to complete development.

                                   ARTICLE 8.
                        ASSIGNMENT OF RENTS AND REVENUES

        8.1 Assignment of Rents and Revenues. To further secure the Secured Obligations, Mortgagor does hereby sell, assign and transfer unto the Mortgagee
(a) all rental and tenancy agreements now or hereafter affecting the Property ("Leases"), (b) all rents, common area charges, tax payments, insurance premiums and any other payments due to Landlord as a consequence of the use of the Property, now due or which may hereafter become due under of by virtue of any Leases, (c) all Income, and (d) any and all future Leases, whether written or oral, with all security therefor, including all guaranties thereof, now or hereafter affecting the possession, use and enjoyment of the Property (collectively "Rents and Revenues"). The Mortgagor does hereby appoint irrevocably the Mortgagee its true and lawful attorney in its name and stead (with or without taking possession of the Property) to rent, lease or let any improvements located on the Property upon the occurrence of, and during the continuation of, a Default, and upon such terms as said Mortgagee shall, in its discretion, determine, and to collect all of said Rents and Revenues arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases, or other agreements, written or verbal, or which may hereafter exist on the Property, on the condition that Mortgagee hereby grants to Mortgagor a license to collect and retain such Rents and Revenues prior to the occurrence of any Event of Default under the Loan Documents. Mortgagor expressly covenants to apply the Rents and Revenues received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the Loan Documents. Such license shall be revocable by Mortgagee upon written notice to Mortgagor at any time after an Event of Default under the Loan Documents, and immediately upon any such revocation, Mortgagee shall be entitled to receive, and Mortgagor shall deliver to Mortgagee, any and all Rents and Revenues theretofore collected by Mortgagor which remain in the possession or control of Mortgagor and all Leases, and other such agreements. In addition (and not as an election of remedies), at any time after an Event of Default, Mortgagee may exercise all rights permitted under Florida Statutes Section 697.07, including applying for a court order requiring Mortgagor to deposit all rents in the court registry, and Mortgagor consents to the entry of such an order upon the sworn ex parte motion of Mortgagee that a Default has occurred hereunder. It is the intention of the Mortgagor to create and grant, and it is the intention of Mortgagee to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents and Revenues now due or which may hereafter become due, but it is agreed that the Mortgagee's right to collect the Rents and Revenues is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Mortgagee at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Mortgagee is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Mortgagee a mortgagee in possession in the absence of the taking of actual possession of the Property by the Mortgagee pursuant to Section 8.7 (Mortgagee's Right of Possession In Case of Default) hereof. In the exercise of the powers herein granted to the Mortgagee, no liability shall be asserted or enforced against the Mortgagee, all such liability being expressly waived and released by Mortgagor.

        8.2 Covenants Regarding Leases. Mortgagor agrees:

               (a) Not to execute any Leases which affect the Property except on the form approved by the Mortgagee, without the prior written consent of Mortgagee.

               (b) Not to execute any other assignments of said Leases or any interest therein or any of the Rents and Revenues thereunder;

               (c) That notwithstanding any variation of the terms of the Mortgage or any extension of time for payment thereunder or any release of part or parts of the Property, the Leases, Rents and Revenues hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof; and

               (d) To hold and account for all security deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

               (e) To perform all of the Mortgagor's covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees except in the exercise of its business judgment as a prudent landlord.

        8.3 Representations  Regarding Leases. Mortgagor represents and warrants
(a) that, the Leases, if any, are in full force and effect; (b) that the Leases and the Rents and Revenues thereunder have not been heretofore sold, assigned, transferred, or set over by Mortgagor or by any person or persons whatsoever;
(c) that no material default exists on the part of the lessees thereunder, or the Mortgagor as lessor; (d) that the payment of none of the Rents have been or, except to the extent otherwise prudent under customary commercial standards exercised in the ordinary course of business will be waived, released, reduced, discounted or otherwise discharged or compromised by the Mortgagor directly or indirectly by assuming any lessee's obligations with respect to other premises;


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

(e) Mortgagor has good right to sell, assign, transfer, and set over the same and to grant to and confer upon Mortgagee the rights, interests, powers, and authorities herein granted and conferred.

        8.4 Further Assignments. Mortgagor shall give Mortgagee at any time upon demand any further or additional forms of assignment of transfer of such Rents and Revenues, Leases, and security as may be reasonably requested by Mortgagee, and shall deliver to Mortgagee executed copies of all such leases and security.

        8.5 Authority of Mortgagee. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Mortgagee hereunder without investigating the reason for any action taken by Mortgagee, or the validity or the amount of indebtedness owing to Mortgagee, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Mortgagee of any amounts to be paid to Mortgagee. The sole signature of Mortgagee or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Mortgagee or a receiver for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property; and Mortgagor hereby releases each such tenant and occupant or purchaser which makes payments to Mortgagee under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement or Contract. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Mortgagee or such receiver.

        8.6 Indemnification of Mortgagee. Nothing herein contained shall be deemed to obligate Mortgagee to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Property, and Mortgagor shall and does hereby indemnify and hold Mortgagee harmless from any and all liability, loss, or damage which Mortgagee may or might incur under any Lease of the Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Mortgagee, together with the costs and expenses, including reasonable attorneys' fees, incurred by Mortgagee in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Mortgagor shall reimburse Mortgagee therefor on demand.

        8.7 Mortgagee's Right of Possession in Case of an Event of Default. In any case in which under the provision of this Mortgage, the Mortgagee has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, promptly upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and


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

take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts of the Mortgagor or then owners of the Property relating thereto, and may exclude the Mortgagor, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, issues, revenues and profits of the Property.

        8.8 Severability and Survival. The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Mortgage and the exercise of the power of sale granted under this Mortgage until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents and Revenues arising prior to or attributable to the period prior to the expiration of all such redemption periods.

                                   ARTICLE 9.
                            MISCELLANEOUS PROVISIONS

        9.1 Time of the Essence. Time is of the essence with respect to all provisions of this Mortgage.

        9.2 Rights and Remedies Cumulative. Mortgagee's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Mortgagee under each of the other Loan Documents and those otherwise available to Mortgagee at law or in equity. No act of Mortgagee shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee.

        9.3 No Implied Waivers. Mortgagee shall not be deemed to have waived any provision of this Mortgage unless such waiver is in writing and is signed by Mortgagee. Without limiting the generality of the preceding sentence, neither Mortgagee's acceptance of any payment with knowledge of a default by Mortgagor, nor any failure by Mortgagee to exercise any remedy following a default by Mortgagor shall be deemed a waiver of such default, and no waiver by Mortgagee of any particular default on the part of Mortgagor shall be deemed a waiver of any other default or of any similar default in the future.

        9.4 No Third Party Rights. No person shall be a third party Mortgagee of any provision of this Mortgage. All provisions of this Mortgage favoring


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

Mortgagee are intended solely for the benefit of Mortgagee, and no third party shall be entitled to assume or expect that Mortgagee will or will not waive or consent to modification of any such provision in Mortgagee's sole discretion.

        9.5 Preservation of Liability and Priority. Without affecting the liability of Mortgagor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, and without impairing in any way the priority of this Mortgage over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Mortgagee may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Mortgagee may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property or the Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Mortgagee.

        9.6 Subrogation of Mortgagee. Mortgagee shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Mortgagee under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

        9.7 Notices. Any notice required or permitted to be given by Mortgagor or Mortgagee under this Mortgage shall be in writing and will be deemed given
(a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Mortgagor:
                  Asset Investors Operating Partnership, L.P.
                  3410 South Galena Street, Suite 210
                  Denver, Colorado 80231
                  Attention:  David M. Becker
                  Telecopy No.:  303-614-9401

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

With a copy to:
                  Joseph Gaynor, Esq.
                  Brandywine Real Estate Management Services Corporation 2637 McCormick Drive
                  Clearwater, Florida 33759-1041
                  Telecopy No.:  727-791-7920

If to Mortgagee:
                  U. S. Bank National Association
                  918 17th Street, Fifth Floor
                  Denver, Colorado 80202
                  Attention:  Cyd D. Petre, Vice President
                  Telecopy No.:  303-585-4198
With a copy to:
                  Gorsuch Kirgis LLP
                  Tower I, Suite 1000
                  1515 Arapahoe Street
                  Denver, CO   80202
                  Attention:  Connie B. Hyde, Esq.
                  Telecopy No.:  303-376-5001

Any person may change such person's address for notices or copies of notices by giving notice to the other party in accordance with this section.

        9.8 Further Assurances. Upon issuance of a deed or deeds pursuant to foreclosure of this Mortgage, all right, title, and interest of the Mortgagor in and to the Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Mortgagor. Mortgagor hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose.

        9.9 Defeasance. Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Mortgage, Mortgagee will execute and deliver to Mortgagor such documents as may be required to release this Mortgage of record.

        9.10 Illegality. If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Mortgage, the legality, validity, and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added


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

automatically as a part of this Mortgage a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

        9.11 Obligations Binding Upon Mortgagor's Successors. This Mortgage is binding upon Mortgagor and Mortgagor's successors and assigns, including all grantees and remote grantees of any interest of Mortgagor in the Property, and shall inure to the benefit of Mortgagee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Mortgagor in this Mortgage shall be joint and several obligations of Mortgagor and Mortgagor's successors and assigns.

        9.12 Merger. No merger shall occur as a result of Mortgagee's acquiring any other estate in, or any other lien on, the Property unless Mortgagee consents to a merger in writing.

        9.13 Governing Law. THIS AGREEMENT AND THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO (WITHOUT GIVING EFFECT TO COLORADO'S PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT (A) OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST SPECIFIC COLLATERAL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED (THE "COLLATERAL STATE"), AND (B) THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES REGULATIONS, OR ORDERS ISSUED OR PROMULGATED THEREUNDER, APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY THE MORTGAGEE, OTHERWISE PREEMPT COLLATERAL STATE LAW OR COLORADO LAW; IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL. MORTGAGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COLORADO OR


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

FEDERAL COURT SITTING IN DENVER, COLORADO (OR ANY STATE IN WHICH THE PROPERTY IS LOCATED) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

        9.14 Survival. This Mortgage shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

        9.15 Captions. The captions and headings of various paragraphs of this Mortgage are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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         Signed and delivered as of the date first mentioned above.

                                    MORTGAGOR:

                                    ASSET  INVESTORS  OPERATING  PARTNERSHIP,
                                    L.P., a Delaware limited partnership, Sole
                                    Member and Manager

                                    By:   ASSET INVESTORS CORPORATION, a
                                          Delaware corporation, General Partner

                                          By:
                                                   David M. Becker
                                                   Chief Financial Officer

WITNESSES:


_______________________________



_______________________________






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



STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

The foregoing instrument was acknowledged before me this ______ day of _________, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership.

Witness my hand and official seal.

My commission expires:


                                                              Notary Public

( S E A L )



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